Exhibit 99.1

ALTERRA CAPITAL REPORTS FIRST QUARTER 2012 RESULTS

Net Operating Income of $0.66 per Diluted Share

Diluted Book Value per Share Growth including Dividends of 3.3%

HAMILTON, BERMUDA, May 9, 2012—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $79.0 million, or $0.77 per diluted share, for the first quarter of 2012, compared to a net loss of $46.7 million, or $0.44 per diluted share, for the same quarter of 2011.

Net operating income for the first quarter of 2012 was $67.8 million, or $0.66 per diluted share, compared to a net operating loss of $24.7 million, or $0.23 per diluted share, for the same quarter of 2011. Annualized net operating return on average shareholders’ equity for the first quarter of 2012 was 9.6%.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “We started the year off with a solid quarter and the financial results reflect a good balance between underwriting and investment performance. Our operating return on equity was just under 10%, making this the fourth consecutive quarter in which we have grown book value per share. Alterra’s newer segments and teams in U.S. insurance, Alterra at Lloyd’s and Latin America are still maturing, and with modest levels of earned premium are showing expense ratios that are higher than our ultimate expectations. While our selected loss ratios for these segments and teams will remain conservative until we see more actual loss experience, we are pleased with their progress to date.”

“The market has firmed materially for any risk that has property catastrophe exposure, and has firmed somewhat for certain other lines of business. It is encouraging to us that the remaining rates are no longer going down, and that terms and conditions are generally more balanced. We continue to expect positive rate movement through the balance of 2012, and believe Alterra is well positioned to take advantage of underwriting opportunities as better times return,” Mr. Becker concluded.

First quarter 2012 results for Alterra include:

•	Property and casualty gross premiums written of $660.9 million, representing an increase of $33.5 million, or 5.3%, compared to the same quarter of 2011;

•

Net premiums written of $436.4 million, representing a decrease of $53.6 million, or 10.9%, compared to the same quarter of 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments, and a decrease in net premiums written on contract binding business in the U.S. insurance segment resulting from the sale of the renewal rights for this business in 2011;

•	A combined ratio on property and casualty business of 92.6%, compared to 112.5% for the same quarter of 2011;

•	A nominal level of property catastrophe event net losses, compared to net losses of $106.3 million, net of reinstatement premiums, in the same quarter of 2011;

•	Net favorable development on prior years’ loss reserves of $10.8 million, or 3.2 combined ratio points, compared to $30.2 million, or 8.0 combined ratio points, in the same quarter of 2011;

•	Net investment income of $58.7 million, compared to $57.8 million in the same quarter of 2011, an increase of 1.6%; and

•

Income of $9.2 million from New Point Re IV Limited, a sidecar in which Alterra has a 34.8% equity interest, consisting of fees and equity share earnings. Gross premiums written by New Point Re IV Limited were $80.2 million for the first quarter of 2012.

Gross premiums written (“GPW”) and net premiums written (“NPW”) from property and casualty underwriting for the first quarter of 2012 were as shown in the following table, with the increase/decrease compared to the same quarter of 2011:

Segment ($ in millions)	GPW	% Inc/ (Dec)	NPW	% Inc/ (Dec)	Combined Ratio

Global Insurance	$66.8	4.5%	$23.5	(7.3%)	52.4%
Reinsurance	318.4	(11.7%)	258.9	(20.5%)	93.4%

U.S. Insurance	104.3	34.1%	33.8	(14.3%)	103.1%
Alterra at Lloyd’s	146.1	35.5%	107.5	27.0%	108.2%
Latin America	25.3	47.9%	12.7	(15.6%)	116.2%

Total	$660.9	5.3%	$436.4	(10.9%)	92.6%

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,804.5 million as of March 31, 2012, a decrease of $10.2 million from December 31, 2011. As of March 31, 2012, 95.9% of the fixed maturities portfolio (by carrying value) was investment-grade, an increase from 94.4% as of December 31, 2011. As of March 31, 2012, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.36%, and the weighted average duration was 4.2 years.

Under a Board-approved share repurchase authorization, Alterra repurchased 2,065,877 common shares during the first quarter of 2012 at an average price of $23.56 per share for a total of $48.7 million. As of March 31, 2012, $205.7 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,851.3 million as of March 31, 2012, an increase of 1.5% from December 31, 2011. Diluted book value per share as of March 31, 2012 was $27.67. Including dividends declared, diluted book value per share growth for the first quarter of 2012 was 3.3%, and was 11.3% for the twelve months ended March 31, 2012. Not included in shareholders’ equity as of March 31, 2012 were $144.3 million of unrecognized gains on held-to-maturity securities, which represented $1.40 in unrecognized diluted book value per share.

A copy of Alterra’s first quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Thursday, May 10, 2012 at 10:00 am (EDT) to discuss these results and related matters. The conference call can be accessed via telephone by dialing 1-888-679-8040 (toll-free U.S.) or 1-617-213-4851 (international) and using access code 41021175. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. In particular, statements regarding future rate movements are forward looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
Cash and cash equivalents	$844,743	$922,844
Fixed maturities, trading at fair value	223,592	229,206
Fixed maturities, available for sale at fair value	5,518,102	5,501,925
Fixed maturities, held to maturity at amortized cost (fair value $1,029,502)	885,214	874,259
Other investments, at fair value	332,884	286,515
Accrued interest income	64,295	71,322
Premiums receivable	869,800	715,154
Losses and benefits recoverable from reinsurers	1,108,036	1,068,119
Deferred acquisition costs	176,199	145,850
Prepaid reinsurance premiums	299,163	212,238
Trades pending settlement	111,194	22,887
Goodwill and intangible assets	55,771	56,111
Other assets	86,785	79,417

Total assets	$10,575,778	$10,185,847

LIABILITIES
Property and casualty losses	$4,322,847	$4,216,538
Life and annuity benefits	1,203,752	1,190,697
Deposit liabilities	151,058	151,035
Funds withheld from reinsurers	92,793	112,469
Unearned property and casualty premiums	1,221,788	1,020,639
Reinsurance balances payable	201,409	134,354
Accounts payable and accrued expenses	90,359	110,380
Senior notes	440,510	440,500

Total liabilities	7,724,516	7,376,612

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00)
100,707,484 (2011 - 102,101,950) shares issued and outstanding	100,707	102,102
Additional paid-in capital	1,807,287	1,847,034
Accumulated other comprehensive income	185,146	166,957
Retained earnings	758,122	693,142

Total shareholders’ equity	2,851,262	2,809,235

Total liabilities and shareholders’ equity	$10,575,778	$10,185,847

Book value per share	$28.31	$27.51

Diluted book value per share	$27.67	$26.91

Diluted tangible book value per share [a]	$27.13	$26.37

Diluted shares outstanding	103,036,630	104,406,779

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31,
	2012	2011
REVENUES
Gross premiums written	$661,330	$627,848
Reinsurance premiums ceded	(224,462)	(137,357)

Net premiums written	$436,868	$490,491

Earned premiums	$477,867	$489,262
Earned premiums ceded	(139,692)	(109,375)

Net premiums earned	338,175	379,887

Net investment income	58,678	57,766
Net realized and unrealized gains (losses) on investments	25,493	(18,818)

Total other-than-temporary impairment losses	(5,467)	(1,124)
Portion of loss recognized in other comprehensive income (loss), before taxes	98	95

Net impairment losses recognized in earnings	(5,369)	(1,029)

Other income	5,362	1,315

Total revenues	422,339	419,121

LOSSES AND EXPENSES
Net losses and loss expenses	206,029	304,406
Claims and policy benefits	13,466	14,710
Acquisition costs	59,724	70,608
Interest expense	8,628	8,459
Net foreign exchange gains	(32)	(878)
General and administrative expenses	60,082	71,203

Total losses and expenses	347,897	468,508

INCOME (LOSS) BEFORE TAXES	74,442	(49,387)

Income tax benefit	(4,582)	(2,700)

NET INCOME (LOSS)	79,024	(46,687)

Holding gains (losses) on available for sale securities arising in period [a]	24,675	(11,993)
Net realized gains on available for sale securities included in net income [a]	(7,758)	(2,498)
Portion of other-than-temporary impairment losses recognized in other comprehensive income [a]	(98)	(95)
Foreign currency translation adjustment	1,370	4,873

Other comprehensive income (loss)	18,189	(9,713)

COMPREHENSIVE INCOME (LOSS)	$97,213	$(56,400)

Net income (loss) per share	$0.78	$(0.44)

Net income (loss) per diluted share	$0.77	$(0.44)

Net operating income (loss) per diluted share [b]	$0.66	$(0.23)

Weighted average shares outstanding - basic	101,002,884	107,165,228

Weighted average shares outstanding - diluted	103,154,081	107,165,228

[a]	Net of tax
[b]	Non-GAAP measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31,
	2012	2011

Common shares
Balance, beginning of period	$102,102	$110,963
Issuance of common shares, net	677	1,034
Repurchase of common shares	(2,072)	(6,263)

Balance, end of period	100,707	105,734

Additional paid-in capital
Balance, beginning of period	1,847,034	2,026,045
Issuance of common shares, net	(472)	(920)
Stock based compensation expense	7,486	10,902
Repurchase of common shares	(46,761)	(130,883)

Balance, end of period	1,807,287	1,905,144

Accumulated other comprehensive income
Balance, beginning of period	166,957	98,946
Change in net unrealized gains and losses of fixed maturities, net of tax	16,819	(14,586)
Foreign currency translation adjustments	1,370	4,873

Balance, end of period	185,146	89,233

Retained earnings
Balance, beginning of period	693,142	682,316
Net income (loss)	79,024	(46,687)
Dividends	(14,044)	(12,546)

Balance, end of period	758,122	623,083

Total shareholders’ equity	$2,851,262	$2,723,194

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31,
	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$79,024	$(46,687)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock based compensation	7,486	10,902
Amortization of premium on fixed maturities	5,616	5,266
Accretion of deposit liabilities	960	1,496
Net realized and unrealized (gains) losses on investments	(25,493)	18,818
Net impairment losses recognized in earnings	5,369	1,029
Changes in:
Accrued interest income	7,108	6,004
Premiums receivable	(146,066)	(217,335)
Losses and benefits recoverable from reinsurers	(32,372)	(95,272)
Deferred acquisition costs	(28,975)	(36,853)
Prepaid reinsurance premiums	(85,417)	(27,503)
Other assets	(7,625)	(1,966)
Property and casualty losses	81,529	256,939
Life and annuity benefits	(11,836)	(11,599)
Funds withheld from reinsurers	(19,676)	965
Unearned property and casualty premiums	193,161	154,908
Reinsurance balances payable	66,102	24,283
Accounts payable and accrued expenses	(20,853)	3,514

Cash provided by operating activities	68,042	46,909

INVESTING ACTIVITIES
Purchases of available for sale securities	(520,816)	(579,728)
Sales of available for sale securities	290,644	423,344
Redemptions/maturities of available for sale securities	213,629	275,420
Purchases of trading securities	(24,898)	(7,783)
Sales of trading securities	21,001	24,564
Redemptions/maturities of trading securities	14,190	16,730
Purchases of held to maturity securities	—	(2,580)
Redemptions/maturities of held to maturity securities	8,821	8,546
Net (purchases) sales of other investments	(95,004)	34,334

Cash (used in) provided by investing activities	(92,433)	192,847

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	205	114
Repurchase of common shares	(48,833)	(137,146)
Dividends paid	(13,734)	(12,546)
Additions to deposit liabilities	427	283
Payment of deposit liabilities	(1,363)	(1,967)

Cash used in financing activities	(63,298)	(151,262)

Effect of exchange rate changes on foreign currency cash and cash equivalents	9,588	6,951

Net (decrease) increase in cash and cash equivalents	(78,101)	95,445

Cash and cash equivalents, beginning of period	922,844	905,606

CASH AND CASH EQUIVALENTS, END OF PERIOD	$844,743	$1,001,051

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $11,137 and $11,120 for the three months ended March 31, 2012 and 2011, respectively.

Income taxes paid totaled $4,197 and $79 for the three months ended March 31, 2012 and 2011, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA–THREE MONTHS ENDED MARCH 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total

Gross premiums written	$66,771	$104,282	$318,354	$146,143	$25,340	$660,890	$440	$—	$661,330
Reinsurance premiums ceded	(43,251)	(70,494)	(59,493)	(38,590)	(12,616)	(224,444)	(18)	—	(224,462)

Net premiums written	$23,520	$33,788	$258,861	$107,553	$12,724	$436,446	$422	$—	$436,868

Earned premiums	$94,103	$96,241	$194,661	$72,899	$19,523	$477,427	$440	$—	$477,867
Earned premiums ceded	(47,133)	(40,456)	(26,753)	(20,049)	(5,283)	(139,674)	(18)	—	(139,692)

Net premiums earned	46,970	55,785	167,908	52,850	14,240	337,753	422	—	338,175

Net losses and loss expenses	(18,061)	(37,564)	(101,195)	(38,675)	(10,534)	(206,029)	—	—	(206,029)
Claims and policy benefits	—	—	—	—	—	—	(13,466)	—	(13,466)
Acquisition costs	(59)	(7,696)	(38,661)	(9,434)	(3,755)	(59,605)	(119)	—	(59,724)
General and administrative expenses	(6,481)	(12,257)	(17,052)	(9,095)	(2,259)	(47,144)	(34)	—	(47,178)
Other income (loss)	815	81	4,441	—	—	5,337	—	—	5,337

Underwriting income (loss)	$23,184	$(1,651)	$15,441	$(4,354)	$(2,308)	$30,312	n/a	—	n/a

Net investment income							14,776	43,902	58,678
Net realized and unrealized gains on investments							—	25,493	25,493
Net impairment losses recognized in earnings								(5,369)	(5,369)
Corporate other income								25	25
Interest expense								(8,628)	(8,628)
Net foreign exchange gains								32	32
Corporate general and administrative expenses								(12,904)	(12,904)

Income before taxes							$1,579	$42,551	$74,442

Loss ratio [a]	38.5%	67.3%	60.3%	73.2%	74.0%	61.0%
Acquisition cost ratio [b]	0.1%	13.8%	23.0%	17.9%	26.4%	17.6%
General and administrative expense ratio [c]	13.8%	22.0%	10.2%	17.2%	15.9%	14.0%

Combined ratio [d]	52.4%	103.1%	93.4%	108.2%	116.2%	92.6%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA–THREE MONTHS ENDED MARCH 31, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total

Gross premiums written	$63,895	$77,765	$360,727	$107,890	$17,136	$627,413	$435	$—	$627,848
Reinsurance premiums ceded	(38,524)	(38,317)	(35,252)	(23,179)	(2,065)	(137,337)	(20)	—	(137,357)

Net premiums written	$25,371	$39,448	$325,475	$84,711	$15,071	$490,076	$415	$—	$490,491

Earned premiums	$90,651	$81,470	$244,340	$63,164	$9,202	$488,827	$435	$—	$489,262
Earned premiums ceded	(40,779)	(27,801)	(19,901)	(20,580)	(294)	(109,355)	(20)	—	(109,375)

Net premiums earned	49,872	53,669	224,439	42,584	8,908	379,472	415	—	379,887

Net losses and loss expenses	(31,624)	(34,415)	(183,908)	(48,443)	(6,016)	(304,406)	—	—	(304,406)
Claims and policy benefits	—	—	—	—		—	(14,710)	—	(14,710)
Acquisition costs	(264)	(7,986)	(47,760)	(12,652)	(1,787)	(70,449)	(159)	—	(70,608)
General and administrative expenses	(7,952)	(11,270)	(22,272)	(8,253)	(2,456)	(52,203)	(177)	—	(52,380)
Other income (loss)	729	83	—	215	—	1,027	—	—	1,027

Underwriting income (loss)	$10,761	$81	$(29,501)	$(26,549)	$(1,351)	$(46,559)	n/a	—	n/a

Net investment income							12,343	45,423	57,766
Net realized and unrealized gains (losses) on investments							2,807	(21,625)	(18,818)
Net impairment losses recognized in earnings								(1,029)	(1,029)
Corporate other income								288	288
Interest expense								(8,459)	(8,459)
Net foreign exchange losses								878	878
Corporate general and administrative expenses								(18,823)	(18,823)

Income (loss) before taxes							$519	$(3,347)	$(49,387)

Loss ratio [a]	63.4%	64.1%	81.9%	113.8%	67.5%	80.2%
Acquisition cost ratio [b]	0.5%	14.9%	21.3%	29.7%	20.1%	18.6%
General and administrative expense ratio [c]	15.9%	21.0%	9.9%	19.4%	27.6%	13.8%

Combined ratio [d]	79.9%	100.0%	113.1%	162.8%	115.2%	112.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

n/a Not applicable.

Percentage totals may not add due to rounding.

Segment Re-presentation

Effective January 1, 2012, the Company redefined its operating and reporting segments. Reinsurance business written within Latin America, which was previously reported within the reinsurance or Alterra at Lloyd’s segments, has been reclassified to a new Latin America segment. In addition, business written by the Company’s recently incorporated Brazilian reinsurance company, Alterra Resseguradora do Brasil Limitada (“Alterra Brazil”), is included in the Latin America segment. Insurance business written by Alterra Insurance USA Inc., which was previously reported within the global insurance segment (formerly the insurance segment), has been reclassified to the U.S. insurance segment (formerly the U.S. specialty segment).

Re-presented comparative financial information was filed on a Form 8-K on April 20, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–THREE MONTHS ENDED MARCH 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		Three Months Ended March 31, 2012			Three Months Ended March 31, 2011 [a]
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Global Insurance:
Aviation	S	$1,302	0.2%	(8.1%)	$1,416	0.2%
Excess Liability	L	25,186	3.8%	13.1%	22,277	3.5%
Professional Liability	L	24,466	3.7%	(0.3%)	24,529	3.9%
Property	S	15,817	2.4%	0.9%	15,673	2.5%

		66,771	10.1%	4.5%	63,895	10.2%
U.S. Insurance:
General/Excess Liability	L	34,667	5.2%	50.8%	22,993	3.7%
Marine	S	25,201	3.8%	47.3%	17,109	2.7%
Professional Liability	L	11,208	1.7%	69.3%	6,622	1.1%
Property	S	33,206	5.0%	7.0%	31,041	4.9%

		104,282	15.8%	34.1%	77,765	12.4%
Reinsurance:
Agriculture	S	17,505	2.6%	(15.8%)	20,785	3.3%
Auto	S	512	0.1%	(96.6%)	15,024	2.4%
Aviation	S	5,460	0.8%	504.0%	904	0.1%
Credit/ Surety	S	31,409	4.7%	38.3%	22,707	3.6%
General Casualty	L	12,521	1.9%	(18.8%)	15,427	2.5%
Marine & Energy	S	11,707	1.8%	(29.3%)	16,549	2.6%
Medical Malpractice	L	11,276	1.7%	(35.9%)	17,582	2.8%
Other	S	4,437	0.7%	162.1%	1,693	0.3%
Professional Liability	L	59,458	9.0%	(0.4%)	59,684	9.5%
Property	S	144,413	21.8%	4.0%	138,866	22.1%
Whole Account	S/L	1,408	0.2%	(96.0%)	35,070	5.6%
Workers’ Compensation	L	18,248	2.8%	11.0%	16,436	2.6%

		318,354	48.1%	(11.7%)	360,727	57.5%
Alterra at Lloyd’s:
Accident & Health	S	17,432	2.6%	28.7%	13,544	2.2%
Agriculture	S	20,370	3.1%	n/m	—	0.0%
Aviation	S	2,486	0.4%	40.7%	1,767	0.3%
Financial Institutions	L	6,904	1.0%	(23.6%)	9,036	1.4%
International Casualty	L	49,268	7.4%	45.8%	33,789	5.4%
Marine	S	2,726	0.4%	n/m	—	0.0%
Professional Liability	L	5,428	0.8%	(31.5%)	7,922	1.3%
Property	S	41,529	6.3%	(0.7%)	41,832	6.7%

		146,143	22.1%	35.5%	107,890	17.2%
Latin America:
Aviation	S	65	0.0%	n/m	—	0.0%
General Casualty	L	2,435	0.4%	154.4%	957	0.2%
Marine	S	1,688	0.3%	210.3%	544	0.1%
Property	S	16,711	2.5%	19.9%	13,935	2.2%
Surety	S	4,441	0.7%	161.2%	1,700	0.3%

		25,340	3.8%	47.9%	17,136	2.7%

Aggregate Property & Casualty		$660,890	99.9%	5.3%	$627,413	99.9%

Life & Annuity:
Annuity		$353	0.1%	5.1%	$336	0.1%
Life		87	0.0%	(12.1%)	99	0.0%

Aggregate Life & Annuity		$440	0.1%	1.1%	$435	0.1%

Aggregate Property & Casualty and Life & Annuity		$661,330	100.0%	5.3%	$627,848	100.0%

S = Short tail lines		$399,121	60.4%		$372,624	59.4%
L = Long tail lines		261,769	39.6%		254,789	40.6%

Aggregate Property & Casualty		$660,890			$627,413

Property [b]		$251,676	38.1%		$241,347	38.5%
Casualty [c]		261,065	39.5%		237,254	37.8%
Specialty [d]		148,149	22.4%		148,812	23.7%

		$660,890			$627,413

[a]	Comparative periods have been re-presented to conform with the current period’s presentation.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31,
	2012	2011

Net income (loss) before tax	$74,442	$(49,387)
Net realized and unrealized (gains) losses on investments not included in operating income, before tax [a]	(11,551)	23,109
Foreign exchange (gains) losses, before tax	(32)	(878)

Net operating income (loss) before tax	$62,859	$(27,156)

Net income (loss)	$79,024	$(46,687)
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(11,247)	22,602
Foreign exchange (gains) losses, net of tax	(21)	(640)

Net operating income (loss)	$67,756	$(24,725)

Net income (loss) per diluted share	$0.77	$(0.44)
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(0.11)	0.21
Foreign exchange (gains) losses, net of tax	(0.00)	(0.01)

Net operating income (loss) per diluted share	$0.66	$(0.23)

Weighted average shares outstanding - basic	101,002,884	107,165,228

Weighted average shares outstanding - diluted	103,154,081	107,165,228

[a]	Net realized and unrealized (gains) losses on investments not included in operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run-off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31,
	2012	2011

Net income (loss)	$79,024	$(46,687)
Annualized net income (loss)	316,096	(186,748)

Net operating income (loss)	$67,756	$(24,725)
Annualized net operating income (loss)	271,024	(98,900)

Average shareholders’ equity [b]	$2,830,249	$2,820,732

Annualized return on average shareholders’ equity	11.2%	(6.6%)
Annualized net operating return on average shareholders’ equity	9.6%	(3.5%)

[b]	Average shareholders’ equity is computed as the quarterly average shareholders’ equity balances.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2012	December 31, 2011

Shareholders’ equity	$2,851,262	$2,809,235
Goodwill and intangible assets	55,771	56,111

Tangible book value	$2,795,491	$2,753,124

Diluted shares outstanding	103,036,630	104,406,779

Diluted tangible book value per share	$27.13	$26.37

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA– MARCH 31, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of March 31, 2012	Investment Distribution	As of December 31, 2011	Investment Distribution

Cash and cash equivalents	$844,743	10.8%	$922,844	11.8%

U.S. government and agencies	773,635	9.9%	751,806	9.6%
Non-U.S. governments	172,921	2.2%	164,621	2.1%
Corporate securities	2,586,702	33.1%	2,646,358	33.9%
Municipal securities	268,658	3.4%	263,007	3.4%
Asset-backed securities	263,481	3.4%	247,965	3.2%
Residential mortgage-backed securities	1,311,184	16.8%	1,296,277	16.6%
Commercial mortgage-backed securities	365,113	4.7%	361,097	4.6%

Fixed maturities at fair value	$5,741,694	73.6%	$5,731,131	73.3%

U.S. government and agencies	$29,206	0.4%	$29,201	0.4%
Non-U.S. governments	537,824	6.9%	524,449	6.7%
Corporate securities	317,184	4.1%	319,609	4.1%
Asset-backed securities	1,000	0.0%	1,000	0.0%

Fixed maturities at amortized cost	$885,214	11.3%	$874,259	11.2%

Other investments	$332,884	4.3%	$286,515	3.7%

Total invested assets	$7,804,535	100.0%	$7,814,749	100.0%

Credit Rating	As of March 31, 2012	Ratings Distribution	As of December 31, 2011	Ratings Distribution

U.S. government and agencies [a]	$1,986,689	30.0%	$1,869,405	28.3%
AAA	1,007,269	15.2%	948,861	14.4%
AA	828,916	12.5%	883,783	13.4%
A	1,363,572	20.6%	1,378,361	20.9%
BBB	284,843	4.3%	281,983	4.3%
BB	64,343	1.0%	84,803	1.3%
B	121,783	1.8%	131,159	2.0%
CCC or lower	43,005	0.6%	53,157	0.8%
Not rated	41,274	0.6%	99,619	1.5%

Fixed maturities at fair value	$5,741,694	86.6%	$5,731,131	86.8%

U.S. government and agencies	$29,206	0.4%	$29,201	0.4%
AAA	612,593	9.2%	619,832	9.4%
AA	99,451	1.5%	82,511	1.2%
A	121,952	1.8%	117,600	1.8%
BBB	21,014	0.3%	24,117	0.4%
BB	998	0.0%	998	0.0%

Fixed maturities at amortized cost	$885,214	13.4%	$874,259	13.2%

Total fixed maturities	$6,626,908	100.0%	$6,605,390	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,213,054 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Three Months Ended March 31,
	2012	2011

Net investment income	$58,678	$57,766

Realized and unrealized gains (losses) on trading fixed maturities	1,066	(1,827)
Net realized gains on available for sale fixed maturities	7,759	3,369
Increase in fair value of hedge funds	3,679	3,167
Decrease in fair value of catastrophe bonds	—	(25,390)
Increase in fair value of structured deposit	365	1,334
Income (loss) from equity method investments	4,927	(145)
Increase in fair value of derivatives	7,697	674

Net realized and unrealized gains (losses) on investments	$25,493	$(18,818)

Net impairment losses recognized in earnings	$(5,369)	$(1,029)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill or Melissa Sheer, 1-212-521-4800

peter-hill@kekst.com / melissa-sheer@kekst.com